a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 0 B U S I N E S S U P D A T E A N D T H I R D Q U A R T E R 2 0 1 5 E A R N I N G S P R E S E N T A T I O N Artisan Partners Asset Management

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a CFA charterholder. • 23 years of industry experience • 11 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 28 years of industry experience • 5 years at Artisan Partners

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 2 FIRM FACTS  Founded in 1994; focused on providing high value-added investment strategies  Seven autonomous investment teams managing fifteen investment strategies for sophisticated, institutional investors  Principal offices in Milwaukee, San Francisco, Atlanta, New York, Kansas City and London, with approximately 363 associates  Approximately $97.0 billion under management as of September 30, 2015 AUM by Distribution Channel1 As of September 30, 2015. 1The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment. AUM by Investment Team management team Eric R. Colson Chief Executive Officer Charles (C.J.) Daley, Jr. Chief Financial Officer Sarah A. Johnson Chief Legal Officer Dean J. Patenaude Head of Global Distribution Credit 1% Emerging Markets 1% Developing World <1%

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 3 0 50 100 150 200 250 300 350 400 450 500 0 10 20 30 40 50 60 70 80 90 M S C I A l l C o u n t r y W o r l d I n d e x C B O E V o l a t i l i t y I n d e x ® ( V I X ) VIX MSCI ACWI MARKET PERSPECTIVE MSCI All Country World Index vs. CBOE Volatility Index® Source: MSCI/CBOE.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 4 LONG-TERM INVESTMENT RESULTS Data as of and through September 30, 2015. Average Annual Total Returns represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods less than one year are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance. Process Consistency Wealth Compounding Index Outperformance Peer Outperformance Strategy Global Equity Team Inception Non-U.S. Growth 1/1/96 28.2$ 10.32% 6.09 % Non-U.S. Small-Cap Growth 1/1/02 1.3$ 14.20% 4.47 % Global Equity 4/1/10 0.7$ 12.10% 5.82 % Global Small-Cap Growth 7/1/13 0.1$ 4.29% (1.87) % U.S. Value Team U.S. Mid-Cap Value 4/1/99 9.2$ 13.11% 4.32 % U.S. Small-Cap Value 6/1/97 1.0$ 10.64% 3.29 % Value Equity 7/1/05 1.6$ 6.29% (0.88) % Growth Team U.S. Mid-Cap Growth 4/1/97 15.0$ 15.49% 5.60 % U.S. Small-Cap Growth 4/1/95 2.3$ 9.88% 1.17 % Global Opportunities 2/1/07 6.5$ 8.73% 6.21 % Global Value Team Non-U.S. Value 7/1/02 16.0$ 12.59% 6.91 % Global Value 7/1/07 13.6$ 7.28% 5.68 % Emerging Markets Team Emerging Markets 7/1/06 0.5$ 2.15% (0.91) % Credit Team High Income 4/1/14 0.9$ 3.42% 5.43 % Developing World Team Developing World 7/1/15 0.1$ (16.43) % 1.47% (in billions) AUM Value-AddedSince Inception Average Annual Returns (Gross)

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 5 BUSINESS PHILOSOPHY & APPROACH Thoughtful Growth Active Strategies Autonomous Franchises Proven Results Designed for Investment Talent to Thrive Managed by Business Professionals Structured to Align Interests Active Talent Identification Entrepreneurial Commitment Focus on Long-Term Global Demand Since its founding, Artisan has built its business based upon a consistent philosophy and business model. Talent Driven Business Model High Value Added Investment Firm

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 6 THOUGHTFUL GROWTH — Revenue Drivers Revenue Drivers Assets Under Management Fee RateX = Revenue Talent Alpha Capacity Beta Distribution Support Balance

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 7 THOUGHTFUL GROWTH — Talent Recent New Team and Strategy Development  Driven by investment professionals’ interest and experience  Internal and external sources  Good fit as part of traditional, outcome and risk-based asset allocation strategies  Reflect increasing degrees of freedom to manage outcomes and risk  Not easily replicated with passive products 2013 2015 Global Small-Cap Growth Strategy Launched Sep-2015 Credit Team Established High Income Strategy Launched Developing World Team Established Developing World Strategy Launched 2014

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 8 Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross of fees composite performance had outperformed the benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of September 30, 2015. Lipper rankings are based on total return, are historical, and do not represent future results. Lipper Ranking does not include Funds with less than a 1-yr track record. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10- year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM 74% 76% 96% 100% 96%91% 91% 79% 100% 98% 58% 82% 82% 100% 97% 84% 86% 86% 96% 97% 58% 87% 87% 97% 98% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2012 2013 2014 2Q 2015 3Q 2015 THOUGHTFUL GROWTH — Alpha

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 9 Begin Closing Process for All New Investors THOUGHTFUL GROWTH — Capacity ’95 ’97 ’99 ‘01 ’03 ’05 ’07 ’09 ’11 ‘13 ‘15 Capacity management as part of our thoughtful growth strategy: Artisan Non-U.S. Growth Assets Under Management Artisan Global Value Assets Under Management Builds Client Trust Protects Alpha Supports Investment Talent Pooled Vehicles Re-Opened Strategy Closed to All New Investors Strategy Closed to Separate Accounts ’07 ’08 ’09 ’10 ’11 ’12 ’13 ‘14 ‘15

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 10 Credit 1% Emerging Markets 1% Developing World <1% Channel Diversification1 Team Diversification AUM by Client DomicileAUM by Vehicle 1 The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment. THOUGHTFUL GROWTH — Balanced Distribution

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 11 Focused on Long-Term Approach to Growth Disciplined Maintenance of Fees High Variable Costs and Stable Margins Strong Cash Flow and Conservative Balance Sheet Aligned Interests Invest in the business with a focus on sustainable long-term growth Commitment to maintain fee levels supported by value-added strategies Variable cost structure enhances stability through market volatility Modest leverage and strong cash generation provide financial stability Employee incentives aligned with growing and preserving shareholder value TRANSPARENT PREDICTABLE FINANCIAL MODEL — Consistent Philosophy & Approach

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 12  AUM decreased 11% to $97.0 billion  Average AUM decreased 6% to $104.7 billion  Net outflows of $1.3 billion  Revenues decreased 6% to $198.4 million  GAAP operating margin of 35.6%  GAAP net income per basic and diluted share of $0.44  Adjusted operating margin of 40.9%  Adjusted net income per adjusted share of $0.67  Dividend of $0.60 per share of Class A common stock – Declaration Date: October 21st – Record Date: November 16th – Payable Date: November 30th Assets Under Management Net Client Cash Flows Operating Results Capital Management SUMMARY OF SEPTEMBER QUARTER 2015 RESULTS

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 13 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) Net Client Cash Flows $106.2 $107.9 $108.7 $109.2 $97.0 $110.2 $106.9 $108.4 $111.4 $104.7 3Q14 4Q14 1Q15 2Q15 3Q15 Assets Under Management Assets Under Management Average Assets Under Management $(0.6) $(0.5) $(2.2) $(0.3) $(1.3) 3Q14 4Q14 1Q15 2Q15 3Q15 Quarter $1.3 $(3.8) YTD 2014 YTD 2015 Year To Date

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14 GLOBAL DISTRIBUTION (in billions) U.S. vs. Non-U.S. Client Net Flows 12% 13% 13% 13% 14% $13.0 $13.9 $13.8 $14.2 $13.1 3Q14 4Q14 1Q15 2Q15 3Q15 Non-U.S. Client AUM Non-U.S. Client AUM as a % of Firmwide AUM Non-U.S. Client AUM (0.6) (1.1) (2.0) (0.5) (1.4) $0.0 $0.6 (0.2) $0.2 $0.1 3Q14 4Q14 1Q15 2Q15 3Q15 Quarter U.S. Non-U.S. $0.4 (4.0) $0.9 $0.2 YTD 2014 YTD 2015 Year To Date U.S. Non-U.S.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 15 $110.2 $111.4 $104.7 3Q14 2Q15 3Q15 $212.4 $211.5 $198.4 3Q14 2Q15 3Q15 FINANCIAL RESULTS — Financial Highlights Average AUM (in billions) Revenues (in millions) Quarter Year To Date $108.2 $108.2 YTD 2014 YTD 2015 $622.7 $613.5 YTD 2014 YTD 2015

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 16 FINANCIAL RESULTS — Financial Highlights Adjusted Operating Margin1 Adjusted Net Income (in millions) & Adjusted Net Income per Share1 3Q14 2Q15 3Q15 1 Operating Margin (GAAP) for the quarters ended September 30, 2014, June 30, 2015, and September 30, 2015 was 38.1%, 37.0%, and 35.6%, respectively, and for the nine months ended September 30, 2014 and September 30, 2015 was 36.8% and 35.3%, respectively. Net Income attributable to APAM for the quarters ended September 30, 2014, June 30, 2015, and September 30, 2015 was $20.4M, $23.8M, and $18.4M, respectively, and for the nine months ended September 30, 2014 and September 30, 2015 was $48.3M and $61.7M, respectively. Net Income (Loss) per basic and diluted share for the quarters ended September 30, 2014, June 30, 2015, and September 30, 2015 was $0.57, $0.50, and $0.44, respectively, and for the nine months ended September 30, 2014 and September 30, 2015 was $(1.02) and $1.38 respectively. See page 21 for a reconciliation of GAAP to Non-GAAP (“Adjusted”) Measures. Quarter Year To Date YTD 2014 YTD 2015 44.0% 42.1% 40.9% 3Q14 2Q15 3Q15 45.2% 40.5% YTD 2014 YTD 2015 $57.4 $0.79 $54.4 $0.74 $49.2 $0.67 $173.4 $2.41 $151.1 $2.06 Adjusted Net income Adjusted Net Income per Adjusted Share

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 17  Incentive compensation is primarily variable compensation paid to investment and distribution teams based on revenue- share percentages and discretionary cash incentives paid to other employees. Incentive compensation decreased in the September 2015 quarter as compared to the June 2015 quarter due to lower revenues.  The equity based compensation expense of $9.7 million in the September 2015 quarter is the quarterly amortization of the equity grants we have made since our March 2013 IPO. The increase from the June 2015 quarter is due to an annual adjustment reflecting that fewer grants have been forfeited than we originally estimated. FINANCIAL RESULTS — Compensation & Benefits (in millions) September 2015 % of Rev. June 2015 % of Rev. September 2014 % of Rev. Salary 11.8$ 5.9% 11.6$ 5.5% 11.1$ 5.2% Incentive Compensation 64.2 32.4% 67.9 32.1% 67.7 31.9% Benefits & Payroll taxes 5.5 2.8% 5.1 2.4% 5.0 2.4% Equity Based Compensation Expense 9.7 4.9% 9.1 4.3% 6.9 3.2% Subtotal Compensation and Benefits 91.2 46.0% 93.7 44.3% 90.7 42.7% Pre-offering related compensation 10.5 5.3% 10.7 5.1% 12.4 5.8% Total Compensation and Benefits 101.7$ 51.3% 104.4$ 49.4% 103.1$ 48.5% For the Three Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 18 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $182.3 $217.7 4Q14 3Q15 Cash (in millions) $200.0 $200.0 4Q14 3Q15 Borrowings (in millions) 0.5x 0.5x 4Q14 3Q15 Leverage Ratio1 $107.5 $118.3 4Q14 3Q15 Equity (in millions)

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 19 FINANCIAL RESULTS — Dividends Time periods noted above represent the period in which the dividends were paid. $0.43 $0.55 $0.60 $0.60 $0.60 $0.60 2013 2014 1Q15 2Q15 3Q15 4Q15 Quarterly Dividend Rate

APPENDIX

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 21 RECONCILIATION OF GAAP TO NON-GAAP (“ADJUSTED”) MEASURES (in millions) September 30 June 30 September 30 September 30 September 30 2015 2015 2014 2015 2014 Net income attributable to Artisan Partners Asset Management Inc. (GAAP) 18.4 23.8 20.4 61.7 48.3 Add back: Net income (loss) attributable to noncontrolling interests - APH 31.8 35.5 43.2 101.2 132.9 Add back: Provision for income taxes 11.6 16.5 15.4 33.2 35.2 Add back: Pre-offering related compensation - share-based awards 10.5 10.7 12.4 31.6 52.2 Add back: Offering related proxy expense - - - - 0.1 Add back: Net (gain) loss on the tax receivable agreements 5.8 - (0.3) 12.2 4.2 Adjusted income (loss) before income taxes 78.1 86.5 91.3 240.0 272.9 Less: Adjusted provision for income taxes 28.9 32.1 33.7 88.8 99.5 Adjusted net income (loss) (Non-GAAP) 49.2 54.4 57.4 151.1 173.4 - - Average shares outstanding (in millions) - - Class A common shares 36.4 36.0 30.4 35.0 26.2 Assumed vesting, conversion or exchange of: - - Unvested restricted shares 3.0 3.3 2.6 3.1 1.9 Convertible preferred shares outstanding - - - - 0.5 Artisan Partners Holdings LP units outstanding (non-controlling interest) 34.1 34.2 39.7 35.3 43.3 Adjusted shares 73.5 73.5 72.7 73.4 71.9 - - Adjusted net income per adjusted share (Non-GAAP) 0.67$ 0.74$ 0.79$ 2.06$ 2.41$ - - Operating income (loss) (GAAP) 70.6 78.3 81.0 216.7 229.0 Add back: Pre-offering related compensation - share-based awards 10.5 10.7 12.4 31.6 52.2 Add back: Offering related proxy expense - - - - 0.1 Adjusted operating income (loss) (Non-GAAP) 81.1 89.0 93.4 248.3 281.2 - - Adjusted operating margin (Non-GAAP) 40.9% 42.1% 44.0% 40.5% 45.2% Three Months Ended Nine Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 22 LONG-TERM INVESTMENT RESULTS Source: Artisan Partners/MSCI/Russell/BofA Merrill Lynch. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Periods less than one year are not annualized. See Notes & Disclosures at the end of this presentation for more information about our investment performance. Average Annual Value-Added As of September 30, 2015 1 Yr 3 Yr 5 Yr 7 Yr 10 Yr Inception Since Inception (bp) Global Equity Team Artisan Non-U.S. Growth (Inception: 1-Jan-96) -8.70% 6.83% 7.92% 7.21% 6.17% 10.32% 609 MSCI EAFE Index -8.66% 5.63% 3.98% 3.77% 2.97% 4.24% Artisan Non-U.S. Small-Cap Growth (Inception: 1-Jan-02) 3.43% 10.35% 9.14% 11.66% 9.23% 14.20% 447 MSCI EAFE Small Cap Index 0.30% 10.17% 7.30% 8.53% 4.65% 9.73% Artisan Global Equity (Inception 1-Apr-10) 1.59% 11.78% 12.84% --- --- 12.10% 582 MSCI All Country World Index -6.66% 6.95% 6.82% --- --- 6.27% Artisan Global Small-Cap Growth (Inception 1-Jul-13) -1.23% --- --- --- --- 4.29% -187 MSCI All Country World Small Cap Index -3.28% --- --- --- --- 6.16% U.S. Value Team Artisan U.S. Mid-Cap Value (Inception: 1-Apr-99) -7.37% 10.23% 11.26% 10.15% 8.31% 13.11% 432 Russell Midcap® Index -0.25% 13.91% 13.40% 11.37% 7.86% 8.79% Artisan U.S. Small-Cap Value (Inception: 1-Jun-97) -10.46% 3.10% 4.78% 5.09% 5.20% 10.64% 329 Russell 2000® Index 1.25% 11.02% 11.73% 8.63% 6.54% 7.35% Artisan Value Equity (Inception: 1-Jul-05) -11.14% 6.26% 9.59% 8.02% 6.14% 6.29% -88 Russell 1000® Index -0.61% 12.66% 13.41% 10.01% 6.95% 7.18% Growth Team Artisan U.S. Mid-Cap Growth (Inception: 1-Apr-97) 4.45% 14.28% 14.97% 14.39% 11.11% 15.49% 560 Russell Midcap® Index -0.25% 13.91% 13.40% 11.37% 7.86% 9.89% Artisan U.S. Small-Cap Growth (Inception: 1-Apr-95) 8.02% 12.33% 16.10% 13.26% 7.81% 9.88% 117 Russell 2000® Index 1.25% 11.02% 11.73% 8.63% 6.54% 8.71% Artisan Global Opportunities (Inception: 1-Feb-07) 0.50% 10.91% 13.15% 12.29% --- 8.73% 621 MSCI All Country World Index -6.66% 6.95% 6.82% 6.03% --- 2.52% Global Value Team Artisan Non-U.S. Value (Inception: 1-Jul-02) -3.75% 11.06% 10.60% 10.73% 9.21% 12.59% 691 MSCI EAFE Index -8.66% 5.63% 3.98% 3.77% 2.97% 5.68% Artisan Global Value (Inception: 1-Jul-07) -3.33% 11.55% 12.71% 11.59% --- 7.28% 568 MSCI All Country World Index -6.66% 6.95% 6.82% 6.03% --- 1.60% Emerging Markets Team Artisan Emerging Markets (Inception: 1-Jul-06) -19.47% -6.14% -6.14% 0.86% --- 2.15% -91 MSCI Emerging Markets Index -19.28% -5.27% -3.57% 2.55% --- 3.06% Credit Team Artisan High Income (Inception: 1-Apr-14) 2.74% --- --- --- --- 3.42% 543 BofA Merrill Lynch High Yield Master II Index -3.57% --- --- --- --- -2.00% Developing World Team Artisan Developing World (Inception: 1-Jul-15) --- --- --- --- --- -16.43% 147 MSCI Emerging Markets Index --- --- --- --- --- -17.90% Average Annual Total Returns (Gross)

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 23 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in Item 1A of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed with the SEC on February 25, 2015. The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at September 30, 2015, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. Composite returns are presented gross of investment advisory fees applied to client accounts. Fees, if reflected, would reduce the results presented for an investor in an account managed within a Composite. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy / Non-U.S. Value Strategy—MSCI EAFE Index; Global Equity Strategy / Global Opportunities Strategy / Global Value Strategy—MSCI ACWI Index; Global Small-Cap Growth Strategy—MSCI ACWI Small Cap Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE Small Cap Index; U.S. Mid-Cap Growth Strategy / U.S. Mid- Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Growth Strategy / U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; Developing World Strategy / Emerging Markets Strategy—MSCI Emerging Markets Index; High Income Strategy—BofA Merrill Lynch High Yield Master II Index. Unlike the BofA Merrill Lynch High Yield Master ll Index, the Artisan High Income Strategy may hold loans and other security types. At times, this can cause material differences in relative performance. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2015 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 5, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly. We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 24 NOTES & DISCLOSURES Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE Index, the MSCI EAFE Growth Index, the MSCI EAFE Small Cap Index, the MSCI EAFE Value Index, the MSCI ACWI Index, the MSCI ACWI Small Cap Index and the MSCI Emerging Markets Index are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. The BofA Merrill Lynch US High Yield Master II Index tracks the performance of below investment grade $US- denominated corporate bonds publicly issued in the US domestic market. An investment cannot be made directly in an index. Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived there from, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Artisan Partners, or any of its products or services. Presentation None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2015 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.